                                                                     EXHIBIT 4.7

                                                                    COMMON STOCK

                        LOGO IS FOR POSITION ONLY

                                 [LOGO]

                           MEDIA METRIX, INC.


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                      CUSIP 58440X 10 3


THIS CERTIFIES THAT


IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
                   OF $.01 EACH OF THE COMMON STOCK OF

                           MEDIA METRIX, INC.


                          CERTIFICATE OF STOCK

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          [MEDIA METRIX, INC.
                               CORPORATE
                                 SEAL
                                 1997
                               DELAWARE]


SECRETARY AND TREASURER                                            PRESIDENT




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     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIT GIFT MIN ACT -- ....... Custodian .......
TEN FNI -- as tenants by the entireties                           (Cust)            (Minor)
JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                        Act .........................
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY [ILLEGIBLE]
IDENTIFYING NUMBER OF ASSIGNEE

/______________________/


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

--------------------------------------------------------------------------------

                           _____________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C RULE 17Ad 15.